UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 25, 2004
                                                --------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
(as depositor under the Pooling and Servicing Agreement, dated as of June 30, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC9)
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             (Exact name of registrant as specified in its charter)





        New York                333-105805-08                 13-3789046
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(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)          File Number)           Identification No.)


                  270 Park Avenue
                  New York, New York                              10017
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                  (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as exhibits are Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc. (the "Underwriter") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC9 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1) Computational Materials prepared by J.P. Morgan Securities Inc. in connection with certain classes of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series
                                          2004-CIBC9.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2004


                                    J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                    SECURITIES CORP.



                                    By:  /s/ Dennis G. Schuh
                                       ----------------------------------
                                       Name:   Dennis G. Schuh
                                       Title:  Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Computational Materials                          E
                        prepared by J.P. Morgan
                        Securities Inc. in
                        connection with certain
                        classes of the J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Commercial
                        Mortgage Pass-Through
                        Certificates, Series
                        2004-CIBC9.